Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      PURSUANT TO 18, U.S.C, SECTION 1350,
                        AS ADOPTEDAS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Sand Eco-Protection, Inc. (the "Company") on Form 10-QSB/A for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Scheuerman, President and Chairman of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2004
                                                GOLDEN SAND ECO-PROTECTION, INC.

                                                By:      /s/ Charles Scheuerman
                                                --------------------------------
                                                Charles Scheuerman, President &
                                                  Chairman